                                                                    EXHIBIT 10.5

                              SETTLEMENT AGREEMENT

     This Settlement Agreement ("Agreement") is made and entered into by and between the Port of Tacoma, a Washington municipal entity, hereinafter referred to as the "Port"; and CMC Real Estate Corporation, a Wisconsin Corporation, Chicago Milwaukee Corporation, a Delaware Corporation, and CMC Heartland Partners, a Delaware General Partnership with Heartland Technology, Inc., a Delaware corporation, and Heartland Partners, LP, a Delaware limited partnership, as its general partners, hereinafter collectively referred to as "CMC". The above are collectively referred to herein as the "parties".

     WHEREAS, the Port is the owner of approximately 52.5 acres of real property located in the Tacoma tideflats area and commonly known as the former Milwaukee Road tideflats railyard.

     WHEREAS, the Milwaukee Road tideflats railyard property was purchased, developed, owned, and operated by the Chicago, Milwaukee, St. Paul & Pacific Railroad Company ("Milwaukee Road") from 1905 to 1980, and was the Milwaukee Road's primary west coast facility for train maintenance and repair from 1909 to 1980.

     WHEREAS, CMC is the successor in interest to the Milwaukee Road and its assets and liabilities.

     WHEREAS, the railyard operations conducted by the Milwaukee Road at the tideflats railyard property gave rise to releases of petroleum hydrocarbon on the property, resulting in contamination of the soil and groundwater of the property.

     WHEREAS, an action was commenced in the United States District Court for the Western District of Washington at Tacoma under Case No. C91-5488(RJB)JKA, hereinafter referred to as the "Lawsuit", in which the Port is the plaintiff and CMC Real Estate Corporation, Chicago Milwaukee Corporation, and CMC Heartland Partners are defendants, and in which the Port sought to recover the remedial action costs incurred with respect to the environmental contamination of the tideflats railyard site, pursuant to the Washington Model Toxics Control Act ("MTCA"), RCW 70.10SD.

     WHEREAS, CMC has denied that it should be required to pay any amount on the claims in the Lawsuit.

     WHEREAS, without admitting or acknowledging any liability, the Port and CMC desire to settle all claims between them arising out of the environmental contamination of the tideflats railyard property, including but not limited to those claims that were or could have been stated in the Lawsuit, in accordance with the terms set forth hereinafter.

     WHEREAS, CMC desires to satisfy its obligation under this Agreement by a transfer of real property, and the Port agrees to consider offers by CMC for such transfer of real property, all in accordance with the terms set forth hereinafter, nevertheless the parties agree that the settlement amount shall be for a sum certain to be paid in cash on a date certain in the absence of the parties' ability to reach an agreement regarding a transfer of real property.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, the legal sufficiency of which is acknowledged, the parties agree as follows:

     1.   Settlement Amount. CMC shall pay $1,100,000.00 to the Port in exchange
          -----------------
for the releases and other consideration described herein.

     2.   Payment of Settlement Amount.
          ----------------------------

     a. The unpaid balance of the Settlement Amount shall accrue interest at 6.5% per year beginning on January 1, 1999 and continuing thereafter or until the Settlement Amount is paid in full, whichever occurs first.

          b. The Port shall take no collection action with respect to the Settlement Amount until after June 30, 1999.

          c. To accommodate CMC's desire to satisfy the Settlement Amount by the transfer of real property to the Port, the Port shall consider offers by CMC to transfer to the Port real property with a value at least equal to the Settlement Amount. The real property identified at this time to be considered by the Port is the approximately 15 acres of land owned by CMC Heartland Partners located in Fife, Washington, generally known as the "Wapato Creek Oxbow" property, depicted on Exhibit A hereto. Other properties may also be considered instead of or in addition to the Wapato Creek Oxbow property. If the parties are unable to reach agreement regarding a property transfer by April 15, 1999, then the issues involved in the property transfer shall be submitted to non-binding mediation in accordance with the mediation rules of Local Rule 39.1(c) of the Rules of Civil Procedure for the United States District Court for the Western District of Washington. Notwithstanding any other provision of this Agreement, the final decision whether to accept any of the property offered by CMC in satisfaction of the Settlement Amount shall be made exclusively by the Port, in its sole discretion. Upon the Port's decision not to accept the property offered by CMC in full satisfaction of the Settlement Amount, the unsatisfied portion of the Settlement Amount and all interest accrued thereon shall be paid in cash in full on July 1, 1999.

     3.   Stay of Lawsuit. The Lawsuit shall be stayed from the execution of
          ---------------
this Agreement through June 30, 1999 or payment by CMC of the Settlement Amount, whichever occurs first.

     4.   Stipulated Judgment.  Contemporaneously with the execution of this
          -------------------
Agreement, CMC shall execute a Stipulated Judgment in this case for the Settlement Amount plus interest as set forth in paragraph 2.a. above. The

Stipulated Judgment shall be held by attorneys for the Port through June 30, 1999 or payment by CMC of the Settlement Amount together with all accrued interest, whichever occurs first. Upon satisfaction or payment by CMC of the Settlement Amount together with all accrued interest on or before June 30, 1999, the Stipulated Judgment shall be returned to CMC. Upon CMC's failure to pay the Settlement Amount together with all accrued interest on or before June 30, 1999, attorneys for the Port may enter the Stipulated Judgment with the court.

     5.   Stipulation and Order of Dismissal. Contemporaneously with the
          ----------------------------------
execution of this Agreement, the parties shall execute a Stipulation And Order of Dismissal of the Lawsuit with prejudice and without costs or attorney fees to any party. The Stipulation and Order shall be held by attorneys for the Port until payment of the Settlement Amount by CMC, and shall be entered with the court upon satisfaction or payment of the Settlement Amount by CMC as required by this Agreement. The Port shall provide proof to CMC that the stipilation and order has been filed with the court.

     6.   Release of CMC. Subject to satisfaction or payment of the Settlement
          --------------
Amount as described in paragraphs 1 and 2 above, the Port , its successors and assigns, hereby releases, acquits, and forever discharges CMC from any and all claims, demands, liability, damages, costs, and causes of action arising out of or related to the discovery or presence of petroleum hydrocarbon contamination relating to the former Milwaukee Road tideflats railyard property and all other contaminants present on the subject property, including any contamination contained thereon from the abandoned landfill operated in the City of Tacoma in the past years.

     7.   Compromise. This Agreement is a settlement of claims which are denied
          ----------
by CMC, and the consideration for this Agreement shall not be construed by as an admission of liability by CMC, or as an admission of the value of the claim by the Port.

     8.   Modification. This Agreement represents the full and complete
          ------------
agreement of the parties hereto, superseding all previous communications, representations or agreements, whether written or oral, and may not be modified without the written agreement of all parties hereto.

     9.   Warranty Against Assignment. The parties warrant and represent to each
          ---------------------------
other that no claim, cause of action, demand, or any part thereof that is part of this Lawsuit has been assigned, granted or transferred to any other person, firm, corporation, or entity.

     10.  Warranty of Authority. Each person signing this Agreement represents
          ---------------------
and warrants that he or she has been duly authorized to enter into this Agreement by the party on whose behalf it is indicated that the person is signing.

     11.  Opportunity to Confer with Counsel. The Port represents that Robert I.
          ----------------------------------
Goodstein and Ralph U. Klose of Eisenhower & Carlson PLLC are the attorneys employed to represent it with respect to this Agreement and all matters covered herein. CMC represents that Albert R. Malanca and Bradley D. Jones of Gordon Thomas Honeywell Malanca Peterson & Daheim PLLC are the attorneys employed to represent it with respect to this Agreement and all matters covered herein. All parties represent that their respective attorneys have fully advised them concerning their rights with respect to the execution of the Agreement and releases contained herein and that each party fully understands the same; that the named attorneys are authorized to and are directed to take all necessary action to carry out the terms of this Agreement.

     12.  Voluntary Execution.  The parties represent and warrant that they
          -------------------
understand and agree that this Agreement is made and entered into as their free and voluntary act.

     13.  Binding Effect. Unless otherwise provided, this Agreement and the
          --------------
terms, covenants, conditions, provision, obligations, undertakings, rights and benefits hereto shall be binding upon and shall inure to the benefit of the Port and CMC and their respective heirs, executors, administrators, representatives, successors, and assigns.

     14.  Governing Law.  This Agreement shall be interpreted, construed, and
          -------------
enforced in accordance with Washington law.

     15.  Captions.  The captions in this Agreement are for convenience of
          --------
reference only and do not in any way limit, expand, or modify the terms or provisions of this Agreement.

     16.  Interpretation. This Agreement shall not be interpreted or construed
          --------------
for or against any party.

     17.  Counterparts. This Agreement may be executed in multiple counterparts,
          ------------
all such counterparts once executed shall be deemed to constitute one final agreement, and each such counterpart upon execution and delivery shall be deemed a complete original, binding on all parties to the Agreement.

     18.  Effective Date of Settlement Agreement.  The effective date of this
          --------------------------------------
Agreement shall be on or after October 1, 1998.

Dated:  September ___, 1998.              CMC Real Estate Corporation,
                                          Chicago Milwaukee Corporation, and
                                          CMC Heartland Partners

                                          By:____________________________


Dated:  September ___, 1998.              PORT OF TACOMA

By:_____________________________

STATE OF ILLINOIS )
                  )  ss.
County of Cook    )

  I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledge it as the ___________________ of _________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

  DATED this ___ day of September, 1998.


                                 _______________________________
                                 Signature of Notary Public
                                 Printed Name___________________
                                 NOTARY PUBLIC
                                 My Appointment Expires_________


STATE OF WASHINGTON  )
                     )  ss.
County of Pierce     )

  I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledge it as the ___________________ of _________________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

  DATED this ___ day of September, 1998.

                                 _______________________________
                                 Signature of Notary Public
                                 Printed Name___________________
                                 NOTARY PUBLIC
                                 My Appointment Expires_________

                                                                    Exhibit 10.4

                       AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 23rd day of October, 1998 by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland"), jointly and severally (CMC and Heartland are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers"); and LASALLE NATIONAL BANK, a national banking association ("Bank").

                             W I T N E S S E T H:

     WHEREAS, Bank and Borrowers entered into that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998 (the "Agreement"), and now desire to amend the Agreement to, among other things, temporarily increase Bank's commitment to Borrowers and make a certain term loan as further set forth in this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

     21.  Incorporation of the Agreement.  All capitalized terms which are not
          ------------------------------
defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

     22.  Amendment of the Agreement. The Agreement is hereby amended as
          --------------------------
follows:

          a. Any and all references to the Agreement shall be deemed to refer to and include this Amendment, as the same may be further amended, modified or supplemented from time to time.

          b. The definition of the term "Galewood Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

          "Galewood Assignment of Rents" means that certain Assignment of Rents
           ----------------------------
          and Leases dated as of June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of October 23, 1998, as the same may be amended, modified or supplemented from time to time.

          c.   The definition of the term "Galewood Mortgage" in Paragraph 1.1
                                                                 -------------
is hereby amended and restated to read in its entirety as follows:

          "Galewood Mortgage" means that certain Mortgage and Security Agreement
           -----------------
          dated June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of October 23, 1998, as the same may be amended, modified or supplemented from time to time.

          d. The definition of the term "Kinzie Station Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:

          "Kinzie Station Assignment of Rents" means that certain Assignment of
           ----------------------------------
          Rents and Leases dated as of March 15, 1996 between CMC and Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of May 14, 1997, that certain Second Amendment to Assignment of Rents and Leases dated as of April 30, 1998, that certain Third Amendment to Assignment of Rents and Leases dated as of June 30, 1998 and that certain Fourth Amendment to Assignment of Rents and Leases dated as of October 23, 1998, as the same may be further amended, modified or supplemented from time to time.

          e.   The definition of the term "Kinzie Station Mortgage" in Paragraph
                                                                       ---------
1.1 is hereby amended and restated in its entirety to read as follows:
---

          "Kinzie Station Mortgage" means that certain Mortgage and Security
           -----------------------
          Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998, that certain Third Amendment to Mortgage and Security Agreement dated as of June 30, 1998 and that certain Fourth Amendment to Mortgage and Security Agreement dated as of October 23, 1998, as the same may be further amended, modified or supplemented from time to time.

          f.   The definition of the term "Loan" or "Loans" in Paragraph 1.1 is
                                                               -------------
hereby amended and restated to read in its entirety as follows:

          "Loan" or "Loans" means and includes all Loans made under the
           ----      -----
          Revolving Credit Commitment (including, but not limited to, any Letters of Credit) and the Term Credit Commitment, unless the context in which such term is used shall otherwise require.

          g.   The definition of the term "Other Agreements" in Paragraph 1.1 is
                                                                -------------
hereby amended and restated to read in its entirety as follows:

          "Other Agreements" means all agreements, instruments and documents,
           ----------------
          including, without limitation, Letters of Credit, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower in favor of Bank including, without limitation, the Revolving Note, the Term Note, the Pledge Agreement, the Galewood Mortgage, the Galewood Assignment of Rents, the Kinzie Station Mortgage, the Kinzie Station Assignment of Rents and the Environmental Indemnity Agreement, all as may be modified, amended or supplemented from time to time.

          h.   The following definitions are added to Paragraph 1.1 in their
                                                      -------------
entirety as follows:

          "Term Credit Commitment" shall have the meaning assigned to such term
           ----------------------
          in Paragraph 2.5 hereof.

          "Term Credit Maturity Date" means January 29, 1999.
           -------------------------

          "Term Credit Termination Date" means the earliest to occur of (i) the
           ----------------------------
          Term Credit Maturity Date or (ii) the Early Termination Date.

          "Term Note" means that certain Secured Term Note dated as of October
           ---------
          23, 1998 made by Borrowers, jointly and severally, in favor of Bank in the original principal amount of Five Hundred Thousand Dollars ($500,000), as the same may be amended, modified or supplemented from time to time including, without limitation, pursuant to that certain Substitute Secured Term Note to be made by Borrowers in accordance with Paragraphs 2. 5 and 3.3 below in favor of Bank in the original
               -----------------------
          principal amount of One Million Dollars ($1,000,000).

          i.   Paragraph 2.5 is hereby appended to the Agreement and shall read
               -------------
as follows:

          Term Credit Commitment.  On the terms and subject to the conditions
          ----------------------
          set forth in the Agreement, Bank agrees to make term credit available to Borrower in the amount of Five Hundred Thousand Dollars ($500,000). In the event (a) BankOne issues a commitment letter to finance the Rosemount, Minnesota transaction, in form and substance acceptable to Bank, or (b) Corus Bank issues a commitment letter to finance the Kinzie Station Mortgaged property, in form and substance acceptable to Bank, and (in either case of clause (a) or (b) above) no Event of Default shall then exist, upon request of Borrowers the original principal amount of such Term Credit Commitment shall be increased from Five Hundred Thousand Dollars ($500,000) to One Million Dollars ($1,000,000) and such increased amount of Five Hundred Thousand Dollars ($500,000) shall be funded pursuant to the Substitute Secured Term Note described in Paragraph 3.3 below. Any and all Loans and
                                 -------------
          advances made by Bank pursuant to the Term Credit Commitment shall be payable on January 29, 1999.

     j. Paragraph 3.2 is hereby amended and restated to read in its entirety as follows:

          Recordation.  The type, date and amount of each Loan made by Bank, the
          -----------
          interest rate, and the date and amount of each repayment of principal received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded shall be prima facie evidence of the principal amount owing and unpaid on the Revolving Note and the Term Note. The failure to so record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Note or the Term Note to repay the principal amount of the Loans together with all interest accrued thereon.

     k.   Paragraph 3.3 is hereby appended to the Agreement and shall read as
          -------------
follows:

          Secured Term Note.  The Loan made by Bank under the Term Credit
          -----------------
          Commitment shall be evidenced by the Term Note substantially in the form set forth in Exhibit A, attached hereto, payable to the order of
                            ---------
          Bank. The unpaid principal amount of the Loan shall bear interest and be due and payable as provided herein and in the Term Note. In the event that the Term Credit Commitment shall be increased pursuant to the circumstances described in Paragraph 2.5 above, Borrowers shall,
                                         -------------
          as a condition precedent to Bank having the obligation to so increase the Term Credit Commitment, execute and deliver to Bank a Substitute Secured Term Note substantially in the form set forth in Exhibit B
                                                                   ---------
          attached hereto. Payments to be made by Borrowers, jointly and severally, under the Term Note shall be made at the time, in the amounts and upon the terms set forth herein and therein.

     l. Paragraph 4.1(a) is hereby amended and restated to read in its entirety as follows:

          Interest Rate; Applicable Borrowing Amounts.
          -------------------------------------------

          (a) Borrowers' Liabilities arising under Paragraphs 2.1 and 2.5 hereof
                                                   ----------------------
          in respect of each Loan shall bear interest at the fluctuating rate per annum equal to the sum of the Prime Rate plus the Revolving Margin from time to time in effect for the period commencing on the date of such Loan until such Loan is paid in full.

     m. Paragraph 4.7 is hereby appended to the Agreement and shall read as follows:

          Accommodation Fee.  As additional consideration for Bank extending
          -----------------
          additional credit and other accommodations as set forth in Paragraph
                                                                     ---------
          2.5 hereof and the Term Note, Borrower shall pay to Bank, payable at
          ---
          execution of the Term Note, a fee equal to Ten Thousand Dollars ($10,000).

     n.   Paragraph 5.1(a) is hereby amended and restated to read in its
          ----------------
entirety as follows:

          Payments to Bank.  That portion of Borrowers' Liabilities consisting
          ----------------
          of: (a) principal payable on account of the Loans made by Bank to Borrowers pursuant to this Agreement shall be payable by Borrowers, jointly and severally, to Bank, as provided in the Revolving Note, the Term Note, the applicable Letter of Credit or corresponding Letter of Credit application or the applicable instrument or document in respect of the Loans, as applicable;


     o.   The first sentence of Paragraph 5.5 is hereby amended and restated
                                -------------
to read in its entirety as follows:

          This Agreement, Bank's obligation to loan monies to Borrowers, and each Borrower's ability to borrow monies from Bank shall be in effect with respect to the Revolving Credit Commitment until the Revolving Credit Termination Date.

     p.   Paragraph 8.2(g) is hereby amended and restated to read in its
          ----------------
entirety as follows:

          Financial Covenants.  Borrower must maintain at all times Tangible Net
          -------------------
          Worth in excess of $8,500,000.

 23. Closing Documents.   All the documents on the Closing Checklist (attached
     -----------------
hereto as Exhibit C) shall be delivered concurrently with this Amendment, each
          ---------
in form and substance satisfactory to Bank, except that Borrowers shall have ten
(10) Business Days after the date hereof to deliver to Bank, in form and substance acceptable to Bank, the date down endorsements to the title policies listed on such Closing Checklist.

 24. Representations and Warranties; No Event of Default; Schedules.  The
     --------------------------------------------------------------
representations and warranties set forth in Paragraph 8.1 are deemed remade as
                                            -------------
of the date hereof and Borrower represents that such representations and warranties are true and correct as of the date hereof. No Event of Default exists nor does there exist any event or condition which with notice, lapse of time and/or the consummation of the transactions contemplated hereby would constitute an Event of Default. The following schedules to the Agreement, attached hereto as Exhibit D, are hereby deemed amended and restated: Schedule
                   ---------
8.1(e), Schedule 8.1(f), Schedule 8.1(s), Schedule 8.1(z), Schedule 8.3(b),
Schedule 8.3(e) and Schedule 8.3(h).

 25. Effectuation.  The amendments to the Agreement contemplated by this
     ------------
Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

 26. Counterparts.  This Amendment may be executed in two or more
     ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

CMC HEARTLAND PARTNERS, a
Delaware general partnership

By:  HEARTLAND TECHNOLOGY, INC., a
     Delaware corporation and an authorized
     general partner


By:  ________________________________
     Its President

By:  HEARTLAND PARTNERS, L.P., a
     Delaware limited partnership and an
     authorized general partner

By:  Heartland Technology, Inc.,
Its: General Partner

By:  ________________________________
     Its President

HEARTLAND PARTNERS, L.P.,
a Delaware limited partnership

By:  Heartland Technology, Inc.
Its: General Partner

By:  ________________________________
     Its President


LASALLE NATIONAL BANK, a
national banking association

By:  ________________________________
     Its Vice President

                                   EXHIBIT A
                                   ---------

                         [Secured Term Note Attached]

                                   EXHIBIT B
                                   ---------

                    [Substitute Secured Term Note Attached]

                                   EXHIBIT C
                                   ---------

                         [Closing Checklist Attached]

                                   EXHIBIT D
                                   ---------

                 [See Attached Amended and Restated Schedules]

                                 Exhibit 10.4

                       AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


  THIS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of the 23rd day of October, 1998 by and among CMC HEARTLAND PARTNERS, a Delaware general partnership ("CMC") and HEARTLAND PARTNERS, L.P., a Delaware limited partnership ("Heartland"), jointly and severally (CMC and Heartland are referred to herein from time to time individually as a "Borrower" and collectively as "Borrowers"); and LASALLE NATIONAL BANK, a national banking association ("Bank").

                             W I T N E S S E T H:

  WHEREAS, Bank and Borrowers entered into that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998 (the "Agreement"), and now desire to amend the Agreement to, among other things, temporarily increase Bank's commitment to Borrowers and make a certain term loan as further set forth in this Amendment.

  NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

  27.  Incorporation of the Agreement.  All capitalized terms which are not
       ------------------------------
defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement to the extent not inconsistent with this Amendment is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

  28.  Amendment of the Agreement.  The Agreement is hereby amended as follows:
       --------------------------

       a. Any and all references to the Agreement shall be deemed to refer to and include this Amendment, as the same may be further amended, modified or supplemented from time to time.

       b. The definition of the term "Galewood Assignment of Rents" in Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

       "Galewood Assignment of Rents" means that certain Assignment of Rents
        ----------------------------
       and Leases dated as of June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of October 23, 1998, as the same may be amended, modified or supplemented from time to time.

       c.   The definition of the term "Galewood Mortgage" in Paragraph 1.1 is
                                                              -------------
hereby amended and restated to read in its entirety as follows:

       "Galewood Mortgage" means that certain Mortgage and Security Agreement
        -----------------
       dated June 30, 1998 between CMC and Bank with respect to the Galewood Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of October 23, 1998, as the same may be amended, modified or supplemented from time to time.

       d.   The definition of the term "Kinzie Station Assignment of Rents" in

Paragraph 1.1 is hereby amended and restated to read in its entirety as follows:
-------------

       "Kinzie Station Assignment of Rents" means that certain Assignment of
        ----------------------------------
       Rents and Leases dated as of March 15, 1996 between CMC and Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Assignment of Rents and Leases dated as of May 14, 1997, that certain Second Amendment to Assignment of Rents and Leases dated as of April 30, 1998, that certain Third Amendment to Assignment of Rents and Leases dated as of June 30, 1998 and that certain Fourth Amendment to Assignment of Rents and Leases dated as of October 23, 1998, as the same may be further amended, modified or supplemented from time to time.

       e.   The definition of the term "Kinzie Station Mortgage" in Paragraph
                                                                    ---------
1.1 is hereby amended and restated in its entirety to read as follows:
---

       "Kinzie Station Mortgage" means that certain Mortgage and Security
        -----------------------
       Agreement dated as of March 15, 1996, made by CMC in favor of Bank with respect to the Kinzie Station Mortgaged Property, as amended by that certain Amendment to Mortgage and Security Agreement dated as of May 14, 1997, that certain Second Amendment to Mortgage and Security Agreement dated as of April 30, 1998, that certain Third Amendment to Mortgage and Security Agreement dated as of June 30, 1998 and that certain Fourth Amendment to Mortgage and Security Agreement dated as of October 23, 1998, as the same may be further amended, modified or supplemented from time to time.

       f.   The definition of the term "Loan" or "Loans" in Paragraph 1.1 is
                                                            -------------
hereby amended and restated to read in its entirety as follows:

       "Loan" or "Loans" means and includes all Loans made under the Revolving
        ----      -----
       Credit Commitment (including, but not limited to, any Letters of Credit) and the Term Credit Commitment, unless the context in which such term is used shall otherwise require.

       g.   The definition of the term "Other Agreements" in Paragraph 1.1 is
                                                             -------------
hereby amended and restated to read in its entirety as follows:

       "Other Agreements" means all agreements, instruments and documents,
        ----------------
       including, without limitation, Letters of Credit, guaranties, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower in favor of Bank including, without limitation, the Revolving Note, the Term Note, the Pledge Agreement, the Galewood Mortgage, the Galewood Assignment of Rents, the Kinzie Station Mortgage, the Kinzie Station Assignment of Rents and the Environmental Indemnity Agreement, all as may be modified, amended or supplemented from time to time.

       h.   The following definitions are added to Paragraph 1.1 in their
                                                   -------------
entirety as follows:

       "Term Credit Commitment" shall have the meaning assigned to such term in
        ----------------------
       Paragraph 2.5 hereof.
       -------------

       "Term Credit Maturity Date" means January 29, 1999.
        -------------------------

       "Term Credit Termination Date" means the earliest to occur of (i) the
        ----------------------------
       Term Credit Maturity Date or (ii) the Early Termination Date.

       "Term Note" means that certain Secured Term Note dated as of October 23,
        ---------
       1998 made by Borrowers, jointly and severally, in favor of Bank in the original principal amount of Five Hundred Thousand Dollars ($500,000), as the same may be amended, modified or supplemented from time to time including, without limitation, pursuant to that certain Substitute Secured Term Note to be made by Borrowers in accordance with Paragraphs
                                                                    ----------
       2.5 and 3.3 below in favor of Bank in the original principal amount of
       -----------
       One Million Dollars ($1,000,000).

       i.   Paragraph 2.5 is hereby appended to the Agreement and shall read as
            -------------
follows:

          Term Credit Commitment.  On the terms and subject to the conditions
          ----------------------
          set forth in the Agreement, Bank agrees to make term credit available to Borrower in the amount of Five Hundred Thousand Dollars ($500,000). In the event (a) BankOne issues a commitment letter to finance the Rosemount, Minnesota transaction, in form and substance acceptable to Bank, or (b) Corus Bank issues a commitment letter to finance the Kinzie Station Mortgaged property, in form and substance acceptable to Bank, and (in either case of clause (a) or (b) above) no Event of Default shall then exist, upon request of Borrowers the original principal amount of such Term Credit Commitment shall be increased from Five Hundred Thousand Dollars ($500,000) to One Million Dollars ($1,000,000) and such increased amount of Five Hundred Thousand Dollars ($500,000) shall be funded pursuant to the Substitute Secured Term Note described in Paragraph 3.3 below. Any and all Loans and
                                 -------------
          advances made by Bank pursuant to the Term Credit Commitment shall be payable on January 29, 1999.

     j. Paragraph 3.2 is hereby amended and restated to read in its entirety as follows:

          Recordation.  The type, date and amount of each Loan made by Bank, the
          -----------
          interest rate, and the date and amount of each repayment of principal received by Bank shall be recorded by Bank in its records. The aggregate unpaid principal amount so recorded shall be prima facie evidence of the principal amount owing and unpaid on the Revolving Note and the Term Note. The failure to so record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of Borrowers hereunder or under the Revolving Note or the Term Note to repay the principal amount of the Loans together with all interest accrued thereon.

     k.   Paragraph 3.3 is hereby appended to the Agreement and shall read as
          -------------
follows:

          Secured Term Note.  The Loan made by Bank under the Term Credit
          -----------------
          Commitment shall be evidenced by the Term Note substantially in the form set forth in Exhibit A, attached hereto, payable to the order of
                            ---------
          Bank. The unpaid principal amount of the Loan shall bear interest and be due and payable as provided herein and in the Term Note. In the event that the Term Credit Commitment shall be increased pursuant to the circumstances described in Paragraph 2.5 above, Borrowers shall,
                                         -------------
          as a condition precedent to Bank having the obligation to so increase the Term Credit Commitment, execute and deliver to Bank a Substitute Secured Term Note substantially in the form set forth in Exhibit B
                                                                   ---------
          attached hereto. Payments to be made by Borrowers, jointly and severally, under the Term Note shall be made at the time, in the amounts and upon the terms set forth herein and therein.

     l. Paragraph 4.1(a) is hereby amended and restated to read in its entirety as follows:

          Interest Rate; Applicable Borrowing Amounts.
          -------------------------------------------

          (a) Borrowers' Liabilities arising under Paragraphs 2.1 and 2.5 hereof
                                                   ----------------------
          in respect of each Loan shall bear interest at the fluctuating rate per annum equal to the sum of the Prime Rate plus the Revolving Margin from time to time in effect for the period commencing on the date of such Loan until such Loan is paid in full.

     m. Paragraph 4.7 is hereby appended to the Agreement and shall read as follows:

          Accommodation Fee.  As additional consideration for Bank extending
          -----------------
          additional credit and other accommodations as set forth in Paragraph
                                                                     ---------
          2.5 hereof and the Term Note, Borrower shall pay to Bank, payable at
          ---
          execution of the Term Note, a fee equal to Ten Thousand Dollars ($10,000).

     n.   Paragraph 5.1(a) is hereby amended and restated to read in its
          ----------------
entirety as follows:

          Payments to Bank.  That portion of Borrowers' Liabilities consisting
          ----------------
          of: (a) principal payable on account of the Loans made by Bank to Borrowers pursuant to this Agreement shall be payable by Borrowers, jointly and severally, to Bank, as provided in the Revolving Note, the Term Note, the applicable Letter of Credit or corresponding Letter of Credit application or the applicable instrument or document in respect of the Loans, as applicable;


     o.   The first sentence of Paragraph 5.5 is hereby amended and restated
                                -------------
to read in its entirety as follows:

          This Agreement, Bank's obligation to loan monies to Borrowers, and each Borrower's ability to borrow monies from Bank shall be in effect with respect to the Revolving Credit Commitment until the Revolving Credit Termination Date.

     p.   Paragraph 8.2(g) is hereby amended and restated to read in its
          ----------------
entirety as follows:

          Financial Covenants.  Borrower must maintain at all times Tangible Net
          -------------------
          Worth in excess of $8,500,000.

 29. Closing Documents.   All the documents on the Closing Checklist (attached
     -----------------
hereto as Exhibit C) shall be delivered concurrently with this Amendment, each
          ---------
in form and substance satisfactory to Bank, except that Borrowers shall have ten
(10) Business Days after the date hereof to deliver to Bank, in form and substance acceptable to Bank, the date down endorsements to the title policies listed on such Closing Checklist.

 30. Representations and Warranties; No Event of Default; Schedules.  The
     --------------------------------------------------------------
representations and warranties set forth in Paragraph 8.1 are deemed remade as
                                            -------------
of the date hereof and Borrower represents that such representations and warranties are true and correct as of the date hereof. No Event of Default exists nor does there exist any event or condition which with notice, lapse of time and/or the consummation of the transactions contemplated hereby would constitute an Event of Default. The following schedules to the Agreement, attached hereto as Exhibit D, are hereby deemed amended and restated: Schedule
                   ---------
8.1(e), Schedule 8.1(f), Schedule 8.1(s), Schedule 8.1(z), Schedule 8.3(b),
Schedule 8.3(e) and Schedule 8.3(h).

 31. Effectuation.  The amendments to the Agreement contemplated by this
     ------------
Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

 32. Counterparts.  This Amendment may be executed in two or more
     ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

CMC HEARTLAND PARTNERS, a
Delaware general partnership

By:  HEARTLAND TECHNOLOGY, INC., a
     Delaware corporation and an authorized
     general partner


By:  _____________________________
     Its President

By:  HEARTLAND PARTNERS, L.P., a
     Delaware limited partnership and an
     authorized general partner

By:  Heartland Technology, Inc.,
Its: General Partner

By:  _____________________________
     Its President

HEARTLAND PARTNERS, L.P.,
a Delaware limited partnership

By:  Heartland Technology, Inc.
Its: General Partner

By:  _____________________________
     Its President

LASALLE NATIONAL BANK, a
national banking association


By:  _____________________________
     Its Vice President

                                   EXHIBIT A
                                   ---------

                         [Secured Term Note Attached]

                                   EXHIBIT B
                                   ---------

                    [Substitute Secured Term Note Attached]

                                   EXHIBIT C
                                   ---------

                         [Closing Checklist Attached]

                                   EXHIBIT D
                                   ---------

                 [See Attached Amended and Restated Schedules]